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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 2-87944, 33-24155, 33-56698, 333-70444) of
Parker Drilling Company of our report dated May 31, 2002 relating to the financial statements of Parker Drilling Company Stock Bonus Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

Tulsa, Oklahoma
June 21, 2002